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Supplement to Statement of Additional Information dated March 1, 2025

March 7, 2025
Effective March 31, 2025 (the “Effective Date”), Wesly Pate and Ginny Schiappa will each serve as a portfolio manager for Harbor Disciplined Bond ETF (the “Fund”).

As of the Effective Date, the following is added to “The Portfolio Managers - Other Accounts Managed” section for Harbor Disciplined Bond ETF found on page 61 and is as of January 31, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DISCIPLINED BOND ETF
Wesly Pate, CFA
All Accounts	9	$5,710	25	$17,205	688	$88,299
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Ginny Schiappa, CFA
All Accounts	9	5,710	25	17,205	688	88,299
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

As of the Effective Date, the following is added to “The Portfolio Manager - Securities Ownership” section found on page 72:
As of January 1, 2025, Mr. Pate and Ms. Schiappa did not beneficially own any shares of Harbor Disciplined Bond ETF.
Investors Should Retain This Supplement For Future Reference
S0325.SAI.ETF